Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Synergy Strips Corp. (the “Company”) on Form 10-Q for the period ended March 31, 2015, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Jack Ross, Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: May 15, 2015	By:	/s/ Jack Ross
Jack Ross
Chief Financial Officer
(Principal Financial and Accounting Officer)